Other Operating Expenses (Tables)	12 Months Ended
Jun. 30, 2019
Analysis of income and expense [abstract]
Schedule of Other Operating Expenses

	SA rand
Figures in million	2019	2018	2017

Profit on sale of property, plant and equipment	(5)	(2)	(42)
Social investment expenditure	155	73	74
Loss on scrapping of property, plant and equipment (a)	21	1	140
Foreign exchange translation (gain)/loss (b)	86	682	(194)
Silicosis settlement provision/(reversal of provision) (c)	(62)	(68)	917
Provision/(reversal of provision) for ARM BBEE Trust loan (d)	—	(43)	13
Other (income)/expenses - net	(9)	24	(22)

Total other operating expenses	186	667	886

(a) These losses arise from the derecognition of property, plant and equipment that are no longer in use. No future economic benefits are expected from the use or disposal of these assets. The amount in 2017 relates to the abandonment of individual surface assets that were no longer core to the group's business.

(b) The majority of the foreign exchange gains and losses relates to the US$ borrowings. Refer to note 29 for more details.

(c) Refer to note 26 for details on the movement in the silicosis settlement provision.

(d) Pursuant to the adoption of IFRS 9 on 1 July 2018 (refer to note 2), the ARM BBEE Trust loan is carried at fair value through profit or loss with movement in fair value recognised in net gains on financial instruments (refer to note 8). In 2018, the provision was reversed following an increase in African Rainbow Minerals Limited's share price and dividends paid in the period between July 2017 and June 2018, which form part of the recoverability test at 30 June 2018. Refer to note 17 for further details on the loan.